EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates
Series 2004-AR1

Marketing Materials

$[532,675,000]
(Approximate Total Notional Balance)

Class X

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 21, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR1
$[532,675,000]
(Approximate Notional Balance, Subject to +/- 10% Variance)
Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Wtd Avg Roll/Mat (2)	Pmt Window (Mths) Wtd Avg Roll/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings Moody’s/S&P/Fitch

X	Notional (3)	N/A	N/A	(4)	Senior/Interest Only	Aaa/AAA/AAA
A	$[532,675,000]	2.64/3.37	1-59/1-359	Fixed (5)	Senior	Aaa/AAA/AAA

Information Not Provided Hereby
R	$100				Senior/Residual	Aaa/AAA/AAA
B1	$[6,600,000]				Subordinate	Aa2/AA/AA
B2	$[4,400,000]				Subordinate	A2/A/A
B3	$[2,750,000]				Subordinate	Baa2/BBB/BBB

Privately Offered Certificates
B4	$[1,100,000]				Subordinate	Ba2/BB/BB
B5	$[825,000]				Subordinate	B2/B/B
B6	$[1,649,900]				Subordinate	NR/NR/NR

Total:	$[550,000,000]

(1)            The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)            WAL and Payment Window for the Class A Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(3)            On each Distribution Date on or prior to the Distribution Date in [January 2009], the Notional Amount of the Class X Certificates will be equal to the aggregate principal balance of the Class A Certificate. On the Closing Date, the Notional Amount of the Class X Certificates will be equal to approximately $[532,675,000].  On each Distribution Date after the Distribution Date in [January 2009], the Notional Amount of the Class X will be equal to zero. The Class X Certificates will accrue interest on its related Notional Amount and will not be entitled to any payment of principal.

(4)            The Class X Certificates will accrue, based on its Notional Balance, as described above, up to and including the Distribution Date in [January 2009], at a variable rate equal to the excess, if any, of (i) the Net WAC of the Mortgage Loans over (ii) the certificate interest rate of the Class A Certificates.  After the Distribution Date in [January 2009], the Class X Certificates will not accrue any interest.

(5)            For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:	Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:	Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:	Greenwich Capital Markets, Inc. and WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:

Moody’s, S&P and Fitch will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:	February 1, 2004.

Statistical Cut-off
Date:	January 1, 2004.

Expected Pricing Date:	On or about January [23], 2004.

Closing Date:	On or about February 12, 2004.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2004.

Servicing Fee:	[0.375]% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:	[0.050]% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:	The Class X Certificates (the “Class X Certificates” or “Offered Certificates”) are being offered publicly.

The “Senior Certificates” will consist of the Class A Certificates (the “Class A Certificates”), the Class X Certificates and the Class R Certificate.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:

The Class X and Class A Certificates settle with accrued interest.  The price to be paid by investors for the Class X and Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (11 days).

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class X and Class A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class X Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:	The Offered Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average
Roll Date:	The Distribution Date in [January 2009].

Pricing Prepayment
Speed:	The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:

As of January 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[396,196,052] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate mortgage loans that are either indexed to One Year CMT (approximately [62.09]%) or One Year LIBOR (approximately [37.91]%) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).  Each Mortgage Loan has an original term to maturity of 30 years.  As of the Statistical Cut-off Date, approximately [89.68]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[550,000,000], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the secu0rities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.15]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after [February 2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:
	Periods: March 2004 – February2011 March 2011 – February 2012 March 2012 – February 2013 March 2013 – February 2014 March 2014 – February 2015 March 2015 and after	Unscheduled Principal Payments (%) 0% Pro Rata Share 30% Pro Rata Share 40% Pro Rata Share 60% Pro Rata Share 80% Pro Rata Share 100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [March 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [March 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of
Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.  Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:
1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;
2) Class R Certificates, principal, until their certificate principal balance is reduced to zero;
3) To the Class A Certificates, principal, until their certificate principal balance is reduced to zero;

4)  Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6) Class R Certificates, any remaining amount.

RBS GREENWICH CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Balance	$532,675,000	Delay	24
Initial Coupon	0.34142%	Dated	2/1/2004
Settle	2/12/2004	First Payment	3/25/2004

LIBOR_1YR cmt_1YR Prepay Optional Redemption	1.365 1.18 10 CPR Call (Y)	.365 1.18 15 CPR Call (Y)	.365 1.18 20 CPR Call (Y)	.365 1.18 25 CPR Call (Y)	.365 1.18 30 CPR Call (Y)	.365 1.18 40 CPR Call (Y)	.365 1.18 50 CPR Call (Y)

Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield
0.49627	57.803	50.839	43.691	36.308	28.642	12.396	-6.689
0.50627	56.075	49.149	42.041	34.702	27.080	10.928	-8.093
0.51627	54.411	47.522	40.455	33.156	25.577	9.515	-9.445
0.52627	52.809	45.955	38.926	31.667	24.129	8.155	-10.746
0.53627	51.263	44.444	37.452	30.232	22.734	6.844	-12.001
0.54627	49.771	42.986	36.030	28.847	21.388	5.580	-13.212
0.55627	48.331	41.578	34.657	27.510	20.088	4.359	-14.382
0.56627	46.939	40.217	33.329	26.218	18.832	3.180	-15.512
0.57627	45.592	38.901	32.046	24.968	17.617	2.040	-16.606
0.58627	44.288	37.627	30.803	23.759	16.442	0.937	-17.664
0.59627	43.025	36.392	29.600	22.587	15.303	-0.131	-18.689
Mod Durn	1.23	1.25	1.29	1.32	1.36	1.45	1.51

RBS GREENWICH CAPITAL